                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                NEW FOCUS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                NEW FOCUS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   FOCUS LOGO

                                NEW FOCUS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of NEW FOCUS, INC., a Delaware corporation (the "Company"), will be held on Thursday, May 31, 2001, at 10:00 a.m. local time, at the Company's principal executive offices located at 5215 Hellyer Avenue, San Jose, California 95138 for the following purposes:

          1. To elect two (2) Class I directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

          2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 30, 2001.

          3. To transact such other business as may properly come before the Annual Meeting or before any adjournments thereof, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or you may vote by telephone or using the Internet as instructed on the enclosed Proxy Card. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          /s/ KENNETH E. WESTRICK
                                          Kenneth E. Westrick
                                          President and Chief Executive Officer

San Jose, California
May 1, 2001

                            YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Information Concerning Solicitation and Voting..............    1
Security Ownership of Certain Beneficial Owners and
  Management................................................    4
Proposal One -- Election of Directors.......................    6
Nominees....................................................    6
Board of Directors Meetings and Committees..................    8
Proposal Two -- Ratification of Appointment of Independent
  Auditors..................................................    8
Fees Billed to Company by Ernst & Young LLP During Fiscal
  2000......................................................    9
Executive Officers..........................................   10
Executive Compensation and Other Matters....................   11
Summary Compensation Table..................................   11
Aggregated Option Exercises in Last Fiscal Year and Fiscal
  Year-End Option Values....................................   12
Directors' Compensation.....................................   13
Report of the Compensation Committee on Executive
  Compensation..............................................   14
Report of the Audit Committee of the Board of Directors.....   15
Performance Graph...........................................   17
Certain Relationships and Related Transactions..............   18
Other Matters...............................................   20
Appendix A: Charter of the Audit Committee of the Board of
  Directors.................................................  A-1

                                NEW FOCUS, INC.
                            ------------------------

                            PROXY STATEMENT FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of New Focus, Inc., a Delaware corporation (the "Company" or "New Focus"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Thursday, May 31, 2001, at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices located at 5215 Hellyer Avenue, San Jose, California 95138. The telephone number at that location is (408) 284-4700.

     These proxy solicitation materials and the Annual Report on Form 10-K for the year ended December 31, 2000, including consolidated financial statements, were first mailed on or about May 1, 2001 to all stockholders entitled to vote at the meeting.

     THE COMPANY SHALL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS, A COPY OF THE ANNUAL REPORT ON FORM 10-K TOGETHER WITH THE CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO NEW FOCUS, INC., 5215 HELLYER AVENUE, SAN JOSE, CALIFORNIA 95138, ATTN: WILLIAM L. POTTS, JR., CHIEF FINANCIAL OFFICER AND SECRETARY.

RECORD DATE; OUTSTANDING SHARES

     Stockholders of record at the close of business on April 9, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. The Company has one series of shares outstanding, designated Common Stock, $.001 par value per share. As of the Record Date, 75,878,042 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 481 stockholders. As of the Record Date, no shares of the Company's preferred stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (a) delivering to the Company (Attention: William L. Potts, Jr., Chief Financial Officer and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or
(b) attending the meeting and voting in person.

VOTING

     Each stockholder is entitled to one vote for each share held.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

     Stockholders whose shares are registered directly with Equiserve may vote either via the Internet or by calling Equiserve. Specific instructions for voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

SOLICITATION OF PROXIES

     This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") who will be William L. Potts, Jr., the Chief Financial Officer and Secretary of New Focus, Inc. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, including the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is required under Delaware law and the Company's Bylaws for approval of proposals presented to stockholders. In general, Delaware law and the Company's Bylaws also provide that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 30, 2001; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Pursuant to Delaware law, the Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum and entitled to vote ("Votes Cast"), but will not be treated as votes in favor of approving the matter for which the proxy is voted "WITHHELD" or "ABSTAIN." If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered "Broker Non-Votes". With respect to Broker Non-Votes, in a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, although Broker Non-Votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, Broker Non-Votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker Non-Votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter. The Company believes that these tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than December 23, 2001, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached Proxy Card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting of Stockholders which is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than March 9, 2002, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2002.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of April 9, 2001 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director and nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each listed stockholder is c/o New Focus, Inc., 5215 Hellyer Avenue, San Jose, California 95138.

                                                           NUMBER OF SHARES         PERCENT OF SHARES
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(1)
         ------------------------------------            ---------------------    ---------------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Kenneth E. Westrick(2).................................        2,343,477                   3.1%
William L. Potts, Jr.(3)...............................          566,169                     *
Dr. Timothy Day(4).....................................          910,648                   1.2%
Nicola Pignati(5)......................................          409,099                     *
Paul G. Smith(6).......................................          675,000                     *
Dr. Milton Chang(7)....................................       10,261,856                  13.5%
John Dexheimer(8)......................................          231,639                     *
Dr. Winston S. Fu(9)...................................        3,454,894                   4.6%
R. Clark Harris(10)....................................           68,667                     *
Robert Pavey(11).......................................        4,404,614                   5.8%
Dr. David L. Lee(12)...................................            5,417                     *
All executive officers and directors as a group (12
  persons)(13).........................................       23,541,480                  31.0%
5% STOCKHOLDERS
Dr. Milton Chang(7)....................................       10,261,856                  13.5%
Entities associated with Morgenthaler Venture
  Partners(11).........................................        4,404,614                   5.8%

---------------
  *  Less than one percent of the outstanding common stock.

 (1) Applicable percentage ownership is based on 75,878,042 shares of common stock outstanding as of April 9, 2001, together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after April 9, 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as noted in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by them.

 (2) Includes 863,333 shares subject to the Company's right of repurchase, which lapses over time. Also includes 21,080 shares held by Mr. Westrick as custodian for his minor daughter and 22,600 shares held by Mr. Westrick as custodian for his minor son.

 (3) Includes 460,000 shares subject to the Company's right of repurchase, which lapses over time.

 (4) Includes 319,000 shares subject to the Company's right of repurchase, which lapses over time.

 (5) Includes 408,000 shares subject to an option exercisable within 60 days of April 9, 2001, and 400,000 shares subject to the Company's right of repurchase, which lapses over time.

 (6) Includes 366,667 shares subject to the Company's right of repurchase, which lapses over time. Mr. Smith resigned from the Company effective April 20, 2001, and the Company has repurchased these unvested shares.

 (7) Includes 800,000 shares held by Chang Partners, a California limited partnership of which Dr. Chang is a general partner. Also includes 2,061,391 shares held by the Milton and Rosalind Family Trust Dated 7/25/94 and 100,000 shares held by the Rosalind and Milton Chang Foundation.

 (8) Includes 42,667 shares subject to an option exercisable within 60 days of April 9, 2001.

 (9) Includes 5,109 shares directly held by Dr. Fu. Also includes 3,171,338 shares held by U.S. Venture Partners VI, L.P., 121,259 shares held by USVP VI Entrepreneurs Partners, L.P., 103,699 shares held by USVP VI Affiliates Fund, L.P., 53,049 shares held by 2180 Associates Fund VI, L.P. and 440 shares held by Presidio Management Group VI, LLC. Dr. Fu is a non-managing member of Presidio Management Group VI, LLC, the general partner of U.S. Venture Partners entities. Dr. Fu disclaims beneficial ownership of shares held by these entities, except to the extent of his pecuniary interest in these entities.

(10) Includes 7,334 shares subject to an option exercisable within 60 days of April 9, 2001.

(11) Includes 4,384,614 shares held by Morgenthaler Ventures Partners V, L.P. and 20,000 shares held by Morgenthaler Management Partners V, LLC. Mr. Pavey is a partner at Morgenthaler Ventures. Mr. Pavey disclaims beneficial ownership of shares held by this entity, except to the extent of his pecuniary interest in this entity.

(12) Includes 5,417 shares subject to an option exercisable within 60 days of April 9, 2001.

(13) Includes an aggregate of 673,418 shares subject to options exercisable within 60 days of April 9, 2001, and 2,619,000 shares subject to the Company's right of repurchase, which lapses over time.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     The Company has a classified board of directors currently consisting of two
(2) Class I directors, Dr. Winston S. Fu and R. Clark Harris, three (3) Class II directors, John Dexheimer, Dr. David L. Lee and Robert Pavey, and two (2) Class III directors, Dr. Milton Chang and Kenneth E. Westrick, who will serve until the annual meetings of stockholders to be held in 2001, 2002 and 2003, respectively, or until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates.

     The nominees for election at the Annual Meeting to Class I of the board of directors are Dr. Winston S. Fu and R. Clark Harris. If elected, Dr. Fu and Mr. Harris will each serve as a director until the annual meeting in 2004, or until their respective successors are elected and qualified or until their earlier resignation or removal. The proxy holders may not vote the proxies for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

VOTE REQUIRED

     If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the board of directors. Abstentions and "broker non-votes" are not counted in the election of directors.

DIRECTORS AND NOMINEES

     The following table sets forth certain information regarding the Company's directors and nominees as of April 9, 2001:

                                                                                       DIRECTOR
                NAME                   AGE                  POSITION                    SINCE
                ----                   ---                  --------                   --------
Class I nominees to be elected at the
Annual Meeting:
  Dr. Winston S. Fu(1)...............  34     Director                                   1999
  R. Clark Harris(1)(2)..............  63     Director                                   1998
Class II directors whose terms expire
at the 2002 annual meeting of
stockholders:
  John Dexheimer(1)..................  46     Director                                   1998
  Dr. David L. Lee...................  51     Director                                   2000
  Robert Pavey(2)....................  58     Director                                   1999
Class III directors whose terms
expire at the 2003 annual meeting of
stockholders:
  Dr. Milton Chang...................  58     Chairman of the Board of Directors         1990
  Kenneth E. Westrick................  43     President and Chief Executive              1997
                                              Officer, Director

---------------
(1) Member of the audit committee.

(2) Member of the compensation committee.

     There is no family relationship between any director or executive officer of the Company.

     Dr. Winston S. Fu has served as one of our directors since June 1999. Dr. Fu is the non-managing member of Presidio Management Group VI, LLC, the general partner of U.S. Venture Partners, a venture capital firm. Prior to joining U.S. Venture Partners in August 1997, Dr. Fu was enrolled in the M.B.A. program at Northwestern University. Prior to that, Dr. Fu served as the director of product marketing and in various other positions at Vixel Corporation. Dr. Fu holds a B.S. in physics from Massachusetts Institute of Technology, an M.B.A. from Northwestern University and a Ph.D. in applied physics from Stanford University.

     R. Clark Harris has served as one of our directors since December 1998. Mr. Harris is a partner in NorthEast Ventures, a venture capital firm. Prior to joining NorthEast Ventures in June 1998, Mr. Harris served as the president of a major division of Uniphase, now JDS Uniphase, from May 1995 to May 1998. Before joining JDS Uniphase in 1995, Mr. Harris spent 19 years at United Technologies Corporation in various operating positions, including Senior Vice President of Sikorsky Aircraft Division. Mr. Harris received a B.A. in engineering from Georgia Tech and holds an M.B.A. from Massachusetts Institute of Technology.

     John Dexheimer has served as one of our directors since July 1998. Since January 1999, he has served as President of Lightwave Advisors, Inc., a venture capital and business development advisor to optical communications, software and Internet companies. From March 1990 through December 1998, Mr. Dexheimer was a managing director and partner at C.E. Unterberg Towbin, an investment banking and venture capital firm, and its predecessor, Unterberg Harris. Mr. Dexheimer holds a B.S. from the University of Minnesota Institute of Technology and an M.B.A. from Harvard University.

     Dr. David L. Lee has served as one of our directors since April 2000. Since July 2000, Dr. Lee has served as a managing general partner at Clarity Partners LP, a private equity firm. He has also been a managing director of Pacific Capital Group since 1989. Dr. Lee was President and Chief Operating Officer of Global Crossing Ltd. from its inception in March 1997 until June 2000, and currently sits on its board of directors. Prior to joining Pacific Capital Group, Dr. Lee was Group Vice President of Finance and Acquisitions at TRW Information Systems Group. Dr. Lee is a graduate of McGill University and holds a Ph.D. in Physics and a Ph.D. in Economics from the California Institute of Technology. Dr. Lee is a Certified Public Accountant.

     Robert D. Pavey has served as one of our directors since June 1999. Mr. Pavey is a partner at Morgenthaler Venture Partners, a venture capital firm, which he joined in 1969. Mr. Pavey also sits on the board of directors of BlueGill Technologies, Inc., Endgate Corporation, LightChip, Inc., Lightwave Microsystems Corporation, and Think & Do Software, Inc. Mr. Pavey is also a Trustee of the Commonfund, an educational firm for non-profit endowments. Mr. Pavey holds a B.S. in physics from The College of William & Mary, an M.S. in metallurgy from Columbia University, and an M.B.A. from Harvard University.

     Dr. Milton Chang is one of our co-founders. Dr. Chang has served as one of our directors since our inception in April 1990, and became the chairman of our board of directors in May 1996. From 1990 to 1997, Dr. Chang served as our President and Chief Executive Officer and continues to perform research and marketing activities for us. Dr. Chang is currently a managing director of iNCUBiC LLP. From 1996 to 1998, Dr. Chang served on the Visiting Committee for Advanced Technology of the National Institute of Standards and Technology. He has also served in various positions at Newport Corporation, including as its President and Chief Executive Officer. Currently, Dr. Chang is a member of the board of directors for Acturus Engineering, Gadzoox Networks, Inc., Lightwave Electronics, Inc., OEpic, Inc. and OpVista. Dr. Chang holds a B.S. in electrical engineering from the University of Illinois and a M.S. and Ph.D. both in electrical engineering from the California Institute of Technology.

     Kenneth E. Westrick has served as the Company's President and Chief Executive Officer since November 1997. Prior to joining New Focus, Mr. Westrick spent nine years at Cornerstone Imaging, Inc where he held positions such as Senior Vice President, General Manager Display Division and Managing Director, Europe. Mr. Westrick has 20 years of experience managing different aspects of technology start-up companies, generally in the computer industry. Mr. Westrick holds a B.S. in economics from Northwestern University and an M.B.A. from Stanford University.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The board of directors held a total of eleven meetings (including six regularly scheduled meetings) during the fiscal year ended December 31, 2000. Except for Dr. David Lee, no director attended fewer than 75% of the meetings of the Board and committees thereof held during the fiscal year ended December 31, 2000, if any, upon which such director served.

     The Company's board of directors currently has two committees: an audit committee and a compensation committee. The audit committee consists of John Dexheimer, Dr. Winston S. Fu, and R. Clark Harris, each of whom is independent as defined under the National Association of Securities Dealers listing standards. The audit committee held a total of two meetings during fiscal 2000. The audit committee makes recommendations to the board of directors regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by the Company's independent auditors and reviews the accounting principles and auditing practices and procedures to be used for the Company's financial statements. A copy of the audit committee charter is attached to this Proxy Statement as Appendix A.

     The compensation committee consists of R. Clark Harris and Robert Pavey. The compensation committee did not hold any formal meetings during fiscal 2000, but acted in several instances on various matters by unanimous written consent. The compensation committee approves stock compensation for the Company's executive officers and makes recommendations to the board of directors regarding stock plans and the compensation of other officers and managerial employees. The board of directors has no nominating committee or any committee performing such function.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee currently consists of Mr. Harris and Mr. Pavey. During fiscal 2000, none of the members of the compensation committee was an officer or employee of the Company. During fiscal 2000 no member of the compensation committee served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's board of directors or compensation committee.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 30, 2001, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the board of directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the board of directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the board of directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the board of directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since 1990. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         FEES BILLED TO COMPANY BY ERNST & YOUNG LLP DURING FISCAL 2000

AUDIT FEES

     Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended December 31, 2000 for the audit of the Company's annual financial statements included in its Form 10-K and the review of the financial statements included in the Company's June and September quarterly reports on Form 10-Q totaled $226,000.

AUDIT RELATED FEES

     Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended December 31, 2000 for other audit related services, including SEC registration statements, comfort letters, consents and consultation on accounting standards and transactions totaled $550,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended December 31, 2000 for all other non-audit services, including accounting advice and tax services totaled $70,000.

     The audit committee of the board of directors has determined that the accounting advice and tax services provided by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 30, 2001.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to our current executive officers, including their ages as of April 9, 2001.

                NAME                   AGE                           POSITION
                ----                   ---                           --------
Kenneth E. Westrick..................  43     President and Chief Executive Officer, Director
William L. Potts, Jr.................  54     Chief Financial Officer and Secretary
Dr. Timothy Day......................  37     Vice President, Chief Technology Officer
Nicola Pignati.......................  51     Chief Operating Officer
Elaine Fortier.......................  54     Vice President, Human Resources

     Kenneth E. Westrick has served as our President, Chief Executive Officer and director since November 1997. Prior to joining us, Mr. Westrick spent nine years at Cornerstone Imaging, Inc. where he held positions such as Senior Vice President, General Manager Display Division and Managing Director Europe. Mr. Westrick has nearly 20 years of experience managing different aspects of technology start-up companies, generally in the computer industry. Mr. Westrick holds a B.S. in economics from Northwestern University and an M.B.A. from Stanford University.

     William L. Potts, Jr. has served as our Chief Financial Officer since February 2000 and as our Secretary since February 2001. Prior to joining us, Mr. Potts worked at Komag, Incorporated from July 1987 to February 2000. For ten years he served as Komag's chief financial officer and most recently held the position of Executive Vice President, Chief Financial Officer and Secretary. Prior to joining Komag in 1987, Mr. Potts held financial management positions in the computer, medical and entertainment industries. Early in his career he served on the consulting staff of Arthur Andersen & Co. Mr. Potts holds a B.S. in industrial engineering from Lehigh University and an M.B.A. from Stanford University.

     Dr. Timothy Day is one of our co-founders and has served as our Vice President, Chief Technology Officer since July 1990. Since our founding, Dr. Day has served us in various other positions, including acting Vice President, Engineering, acting General Manager, acting Vice President, Operations and as the former Vice President, Focused Research. Dr. Day received both a B.S. and an M.S. in physics from San Diego State University and a Ph.D. in electrical engineering from Stanford University. Dr. Day is a member of IEEE Lasers and Electro-Optics Society, Optical Society of America and the Society of Photo-Instrumentation Engineers.

     Nicola Pignati joined us in April 2000 as our Chief Operating Officer. Prior to joining us, Mr. Pignati was President, Chief Executive Officer, and Founder of MMC Technology, Incorporated beginning in April 1996. From September 1994 to April 1996, Mr. Pignati was Vice President of Operations at Conner Peripherals, which was subsequently acquired by Seagate Technology, Incorporated. Mr. Pignati received both a B.S. and an M.S. in mechanical engineering from San Jose State University.

     Elaine Fortier joined us in November 2000 as our Vice President, Human Resources. Prior to joining us, Ms. Fortier was a senior partner with Gardner Consulting Group beginning in June 1999. From January 1998 to May 1999, Ms. Fortier was a senior partner with The Innovative Edge, and from October 1992 to January 1998 she was Director of Corporate Talent at Synopsys, Inc. Ms. Fortier received a B.S. in English and a teaching credential from the University of Massachusetts.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information regarding the compensation of the President and Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company (the "Named Executive Officers") for services rendered in all capacities to the Company in the fiscal year ended December 31, 2000.

                                                                          LONG-TERM
                                                                     COMPENSATION AWARDS
                                                                     -------------------
                                             ANNUAL COMPENSATION         SECURITIES
                                            ---------------------        UNDERLYING          ALL OTHER(1)
NAME AND PRINCIPAL POSITION  FISCAL YEAR    SALARY($)    BONUS($)        OPTIONS(#)         COMPENSATION($)
---------------------------  -----------    ---------    --------    -------------------    ---------------
Kenneth E. Westrick......       2000        $187,200     $     --          300,000              $77,672
  President and Chief
  Executive Officer
William L. Potts, Jr. ...       2000         150,096       25,000          600,000               41,754
  Chief Financial Officer
  and Secretary
Dr. Timothy Day..........       2000         173,671      161,600          300,000               36,518
  Vice President, Chief
  Technology Officer
Nicola Pignati...........       2000         118,038           --          500,000                  418
  Chief Operating Officer
Paul G. Smith(2).........       2000         176,000           --          100,000               28,593
  Vice President, General
  Manager, Telecom

---------------
(1) Other compensation represents group term life insurance premiums, 401(k) matching payments and imputed interest on loans to purchase shares of the Company's common stock.

(2) Mr. Smith resigned from the Company effective April 20, 2001.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information for each grant of options to purchase the Company's common stock during fiscal 2000 to each of the Named Executive Officers. Each of these options granted by the Company was granted under the 1999 Stock Plan, as amended (the "Plan"). Each option has a term of 10 years, subject to earlier termination in the event the optionee's services to the Company cease. In accordance with the rules of the Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Commission and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's Common Stock.

                                              INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                          ----------------------------------------------------------      VALUE AT ASSUMED
                            NUMBER OF       PERCENT OF                                     ANNUAL RATES OF
                           SECURITIES     TOTAL OPTIONS      EXERCISE                  STOCK APPRECIATION FOR
                           UNDERLYING       GRANTED TO      PRICE PER                      OPTION TERM(5)
                             OPTIONS       EMPLOYEES IN       SHARE       EXPIRATION   -----------------------
          NAME            GRANTED(1)(6)   FISCAL 2000(2)   ($/SHARE)(3)    DATE(4)         5%          10%
          ----            -------------   --------------   ------------   ----------   ----------   ----------
Kenneth E. Westrick.....     300,000           4.06%          $1.25        02/08/10    $  235,835   $  597,653
William L. Potts,
  Jr. ..................     600,000           8.12%           1.25        02/08/10       471,671    1,195,307
Dr. Timothy Day.........     300,000           4.06%           1.25        02/08/10       235,835      597,653
Nicola Pignati..........     500,000           6.77%           5.00        04/18/10     1,572,237    3,984,356
Paul G. Smith...........     100,000           1.35%           1.25        02/08/10        78,612      199,218

---------------
(1) The options for each of the Named Executive Officers vest at the rate of 20% after the first year, and then 1/60 of the shares subject to the option per month thereafter. Under the Plan, the Board of Directors retains the discretion to modify the terms, including the price, of outstanding options.

(2) Based on an aggregate of 7,389,000 options granted to employees and consultants, including the Named Executive Officers, in fiscal 2000.

(3) Options were granted at an exercise price equal to the fair market value of the Company's common stock, as determined by reference to the closing price reported on the Nasdaq National Market on the date of grant, or as determined by the board of directors prior to the Company's securities being traded on the Nasdaq National Market.

(4) Options may terminate before their expiration dates if the optionee's status as an employee is terminated or upon the optionee's death or disability.

(5) The potential realizable value is net of exercise price before taxes and calculated assuming that the fair market value of the common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option (ten years) and that the option is exercised and sold on the last day of its term for the appreciated stock price.

(6) Upon the involuntary termination of the officer's employment or consulting relationship within 18 months of a change of control, 50% of the unvested portion of each stock option held by each Named Executive Officer will automatically accelerate.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning exercisable and unexercisable options held as of December 31, 2000.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                            OPTIONS AT                  IN-THE-MONEY OPTIONS
                           SHARES        VALUE           DECEMBER 31, 2000             AT DECEMBER 31, 2000(2)
                         ACQUIRED ON    REALIZED    ---------------------------   ---------------------------------
         NAME            EXERCISE(#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   ($)EXERCISABLE   ($)UNEXERCISABLE
         ----            -----------   ----------   -----------   -------------   --------------   ----------------
Kenneth E. Westrick....   2,300,000    $  325,000         --              --        $       --       $        --
William L. Potts,
  Jr...................     600,000            --         --              --                --                --
Dr. Timothy Day........     980,000       278,750         --              --                --                --
Nicola Pignati.........      50,000     1,651,250     50,000         400,000         1,487,500        11,900,000
Paul G. Smith..........     700,000            --         --              --                --                --

---------------
(1) Fair market value of the Company's common stock at the exercise date minus the per share exercise price.

(2) Based on a value of $34.75 per share, the fair market value of the Company's Common Stock as of December 31, 2000, minus the per share exercise price.

CHANGE OF CONTROL, SEVERANCE AND CONSULTING ARRANGEMENTS

     From time to time, the Company has entered into employment agreements with its executive officers, including the Named Executive Officers listed in the "Summary Compensation Table."

     The Company's stock option agreements with its executive officers give these officers the right to purchase both vested and unvested shares and to pay for the shares with a promissory note. In addition, the agreements provide that if the employment or consulting relationship of these officers is terminated involuntarily within 18 months of a change of control then 50% of their unvested options shall vest.

     In February 2000, the Company hired William L. Potts, Jr. and pursuant to the terms of his employment granted him an option to purchase 600,000 shares of the Company's common stock and to pay for the shares with a promissory note. The option vests in accordance with the Company's standard 5-year vesting schedule, except that 120,000 of the shares subject to the option vested on November 13, 2000.

     In April 2000, the Company hired Nicola Pignati and pursuant to the terms of his employment granted him an option to purchase 500,000 shares of the Company's common stock and to pay for the shares with a promissory note. The option vests in accordance with the Company's standard 5-year vesting schedule, except that 100,000 of the shares subject to the option vested on November 13, 2000. In addition, in the event Mr. Pignati is terminated without cause, provided he signs a full waiver and release of claims, he will receive a severance pay amount equal to 12 months' salary plus any scheduled bonuses.

     In November 2000, the Company hired Elaine Fortier and pursuant to the terms of her employment granted her an option to purchase 175,000 shares of the Company's common stock and to pay for the shares with a promissory note. In addition, in November 2000, the Company granted Ms. Fortier an option to purchase an additional 35,000 shares. The options vest in accordance with the Company's standard 5-year vesting schedule.

DIRECTORS' COMPENSATION

     Directors currently do not receive any cash compensation from the Company for their services as members of the board of directors. The Company's non-employee directors are reimbursed for expenses incurred in connection with attending board of directors and committee meetings. The Company grants non-employee directors options to purchase the Company's common stock pursuant to the terms of the Company's 2000 Director Option Plan. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions -- Transactions with Directors."

     The 2000 Director Option Plan was adopted by the Company's board of directors in February 2000 and approved by the stockholders in April 2000. A total of 200,000 shares of the Company's common stock have been reserved for issuance under the 2000 Director Option Plan. As of April 9, 2001, no shares had been issued from the Director Option Plan.

     Option Grants. The 2000 Director Option Plan generally provides for an automatic initial grant of an option to purchase 25,000 shares of the Company's common stock to each non-employee director on the date when the person first becomes a non-employee director, whether through election by the stockholders or appointment by the Company's board of directors to fill a vacancy. After the initial grant, each non-employee director will automatically be granted subsequent options to purchase 5,000 shares of the Company's common stock each year on the date of the Company's annual stockholders' meeting, if on that date he or she has served on the Company's board of directors for at least six months. Each initial option grant and each subsequent option grant shall have a term of 10 years. Each initial option grant will vest as to 25% of the shares subject to the option on the anniversary of its date of grant and 1/36 of the shares shall vest each month thereafter, provided the individual remains a non-employee director on this date. Each subsequent option grant will fully vest on the anniversary of its date of grant. The exercise price of all options will be 100% of the fair market value per share of the Company's common stock on the date of grant. Options granted under the 2000 Director Option Plan must be exercised within three months of the end of the optionee's tenure as a director of the Company, or within 12 months after the director's termination by death or disability, but in no event later than the expiration of the option's 10 year term.

     Transferability of Options. No option granted under the 2000 Director Option Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

     Merger, Asset Sale and Change of Control. The 2000 Director Option Plan provides that in the event of the Company's merger with or into another corporation or a sale of substantially all of its assets, the successor corporation shall assume each option or substitute an equivalent option. If outstanding options are not assumed or substituted for by the successor corporation, each option will become fully exercisable for a period of thirty days from the date the Company's board of directors notifies the optionee of the option's full exercisability, after which period the option shall terminate. In the event of a change of control each outstanding option will become fully vested and exercisable.

     Amendment and Termination of the 2000 Director Option Plan. The administrator will have the authority to amend, suspend or terminate the 2000 Director Option Plan, so long as no action affects any shares of common stock previously issued and sold or any option previously granted under the 2000 Director Option Plan. Unless terminated sooner, the 2000 Director Option Plan will terminate automatically 10 years from the effective date of the plan.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following is the report of the compensation committee with respect to the compensation paid to the Company's executive officers during fiscal 2000. Actual compensation earned during fiscal 2000 by the Named Executive Officers is shown in the Summary Compensation Table.

  Compensation Philosophy

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for its executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated business objectives, individual contribution, customer satisfaction and financial performance. Within this overall philosophy, the committee's objectives are to:

     - provide a competitive total compensation package that takes into consideration the compensation practices of companies with which the Company competes for executive talent; and

     - align the financial interests of executive officers with those of stockholders by providing executives with an equity stake in the Company.

  Components of Executive Compensation

     The compensation program for the Company's executive officers consists of the following components:

     - base salary;

     - long-term stock option incentives; and

     - incentive bonus.

  Base Salary

     The compensation committee reviewed and approved fiscal 2000 salaries for the Chief Executive Officer and other Named Executive Officers at the beginning of the fiscal year, prior to the Company's initial public offering. Base salaries were established by the committee based upon competitive compensation data for similar non-public companies, an executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The committee based its determination of Mr. Westrick's salary on both his individual performance and the salaries paid to chief executive officers of peer companies.

  Long-Term Stock Option Incentives

     The compensation committee provides the Company's executive officers with long-term incentive compensation through grants of options to purchase the Company's common stock. The goal of the long-term stock option incentive program is to align the interests of executive officers with those of the Company's stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the committee that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in employ of the Company. The committee considers the grant of each option subjectively, reviewing factors such as the individual performance, the anticipated future contribution toward the attainment of the Company's long-term strategic performance goals and the number of unvested options held by each individual at the time of the new grant. On February 9, 2000, the board of directors granted to Mr. Westrick, based upon the recommendations of the compensation committee, an option to purchase 300,000 shares of common stock at a purchase price of $1.25 per share and based their decision to grant such option on competitive compensation data, Mr. Westrick's job responsibilities, anticipated future contribution toward the attainment of the Company's strategic goals, the number of unvested options held at the time of the new grant and other factors. No specific formula was applied to determine the weight of each factor considered.

  Incentive Bonus

     The compensation committee reviewed and approved the Company's Management Bonus Plan for the Chief Executive Officer, Named Executive Officers, and other management level employees. The goal of the incentive bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company, and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company's bonus plan establishes a target bonus calculated as a percentage of the employee's base salary. The bonus amounts then are determined by specific Company-based performance goals, as well as to individual performance goals, measured at the end of the fiscal year.

                                          Respectfully submitted by:

                                          R. Clark Harris
                                          Robert D. Pavey

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     In accordance with the written charter adopted by the board of directors, the Audit Committee of the Board (the "Committee") reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

     The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

     The Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above review and discussions with management and the independent auditors, the Committee recommended to the board of directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board concurred in such recommendation.

                                          Submitted by the Audit Committee of
                                          the Company's Board of Directors.

                                          John Dexheimer
                                          Dr. Winston S. Fu
                                          R. Clark Harris

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's common stock with the cumulative return of the Nasdaq Stock Market (U.S.) Index and of the Nasdaq Telecommunications Index for the period commencing May 18, 2000 and ending on December 31, 2000. The past performance of the Company's common stock is no indication of future performance.

                 COMPARISON OF 7 MONTH CUMULATIVE TOTAL RETURN*

                              [PERFORMANCE GRAPH]

        * $100 INVESTED ON 5/18/00 IN STOCK OR ON 4/30/00 IN INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

     Returns for the indices are weighted based on market capitalization at the beginning of each measurement point. The graph assumes that $100 was invested on May 18, 2000 in the Company's common stock, the Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns. The graph was plotted using the following data:

 Prices indexed to
 an initial                                            Cumulative Total Return
 investment of $100    5/18/00     5/00      6/00      7/00      8/00      9/00     10/00    11/00     12/00
 NEW FOCUS, INC.       100.00    126.72    161.03    196.81    270.71    155.03    124.51    39.83     68.14
 NASDAQ STOCK MARKET
 (U.S.)                100.00     87.94    103.37     97.77    109.32     95.11     87.28    67.29     63.68
 NASDAQ
 TELECOMMUNICATIONS    100.00     83.63     96.80     86.27     87.76     77.53     67.71    49.33     49.65
--------------------------------------------------------------------------------------------------------------

     The information contained above under the captions "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Two late filings on Form 4 were filed in August 2000, one with respect to a transfer of securities by Dr. Robert Marsland in May 2000, and the second with respect to a transfer of securities by William L. Potts, Jr. in May 2000. In August 2000, each of Subrata Dey, John S. Dunbar, Peter Hansen, Yonglin Huang and Ping Xie were made Vice Presidents of the Company, and in each case the reports on Form 3 for these individuals were filed on the 11th day following their appointment, rather than by the 10th day, as required. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000, all executive officers and directors of the Company complied with all applicable filing requirements, other than the exceptions described in this paragraph.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since the beginning of the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the common stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in "Change of Control, Severance and Consulting Arrangements" and (2) the transactions described below.

LOANS TO EXECUTIVE OFFICERS

     On January 12, 2000, the Company loaned $1,044,208 to Kenneth E. Westrick, the Company's President and Chief Executive Officer, secured by a stock pledge, in connection with the purchase of 2,000,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on September 30, 1997 at $.4625 per share, and associated costs. The note is interest-free and is due and payable on January 11, 2005. As of April 1, 2001, $959,098 principal amount on this note remains outstanding. In addition, on February 9, 2000, the Company loaned $375,000 to Mr. Westrick, secured by a stock pledge, in connection with the purchase of 300,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on February 9, 2000 at $1.25 per share. The note is interest-free and is due and payable on February 8, 2005. As of April 1, 2001, the entire principal amount on this note remains outstanding.

     On January 12, 2000, the Company loaned $255,483 to Dr. Timothy Day, the Company's Vice President, Chief Technology Officer, secured by a stock pledge, in connection with the purchase of 400,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on July 29, 1990 at $.0025 per share, 100,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on November 21, 1996 at $.4625 per share, 120,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on January 28, 1998 at $.5125 per share and 70,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on October 8, 1998 at $.625 per share, and associated costs. The note is interest-free and is due and payable on January 11, 2005. In addition, on February 9, 2000, the Company loaned $375,000 to Dr. Day, secured by a stock pledge, in connection with the purchase of 300,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on February 9, 2000 at $1.25 per share. The note is interest-free and is due and payable on February 8, 2005. As of April 1, 2001, the entire principal amount on each of these notes remains outstanding.

     On January 12, 2000, the Company loaned $375,000 to Paul G. Smith, the Company's Vice President, General Manager, Telecom from May 1998 to April 2001, secured by a stock pledge, in connection with the purchase of 400,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on May 4, 1998 at $.625 per share and the purchase on the same date of 200,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on January 11, 2000 at $.625 per share. The note is interest-free and is due and payable on January 11, 2005. As of April 1, 2001, $359,375 principal amount on this note remains outstanding. In addition, on February 18, 2000, the Company loaned $125,000 to Mr. Smith, secured by a stock pledge, in connection with the purchase of 100,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on February 9, 2000, at $1.25 per share. The note is interest-free and is due and payable on February 17, 2005. As of April 1, 2001, the entire principal amount on this note remains outstanding. Mr. Smith resigned from the Company effective April 20, 2001. The Company repurchased all 366,667 unvested shares by canceling the related notes and loan amount of $277,084 and issuing an Amended and Restated Note for the vested shares in the amount of $206,591. This entire balance is due no later than June 19, 2001.

     On February 9, 2000, the Company loaned $750,000 to William L. Potts, Jr., the Company's Chief Financial Officer and Secretary secured by a stock pledge, in connection with the purchase of 600,000 shares of the Company's common stock pursuant to the exercise of a stock option granted to him on February 9, 2000 at $1.25 per share.

TRANSACTIONS WITH DIRECTORS

     On April 19, 2000, the Company granted to Dr. David L. Lee an option to purchase 25,000 shares at an exercise price of $5.00 per share, in accordance with the provisions of the 2000 Director Option Plan set forth under the heading "Executive Compensation and Other Matters -- Directors' Compensation."

     Since 1997, we have employed Dr. Milton Chang in a research and marketing capacity. In the fiscal year ended December 31, 2000, Dr. Chang received compensation of $116,265.

INDEMNIFICATION

     The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

CONFLICT OF INTEREST POLICY

     The Company believes that all transactions with affiliates described above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company's policy is to require that a majority of the independent and disinterested outside directors on the board of directors approve all transactions between the Company and its officers, directors, principal stockholders and their affiliates. Such transactions will continue to be on terms no less favorable to the Company than it could obtain from unaffiliated third parties.

     All transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the board of directors, including a majority of the independent and disinterested outside directors, or, if required by law, a majority of disinterested shareholders and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the board of directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: May 1, 2001

                                                                      APPENDIX A

                                NEW FOCUS, INC.
                             A DELAWARE CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                    PURPOSES

     The purpose of the Audit Committee of the Board of Directors of New Focus, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                   MEMBERSHIP

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

          1. Will be an independent director;

          2. Will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

          3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                                RESPONSIBILITIES

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

          2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

          3. Reviewing the independent auditors' proposed audit scope, approach and independence;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

          5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

          6. Recommending the appointment of independent auditors to the Board of Directors;

          7. Reviewing fee arrangements with the independent auditors;

          8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

          9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

          10. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

          11. Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

          12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          13. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          15. Reviewing related party transactions for potential conflicts of interest;

          16. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

          17. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                    MEETINGS

     The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

     The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                    MINUTES

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                  DETACH HERE

                                     PROXY

                                NEW FOCUS, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 31, 2001

                 (SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)

     The undersigned hereby appoints Kenneth E. Westrick and William L. Potts, Jr., jointly and severally, as proxies, with power of substitution, to vote all shares of New Focus, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2001 Annual Meeting of Stockholders of New Focus, Inc., or any adjournment thereof.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

NEW FOCUS, INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398


VOTE BY TELEPHONE
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE anytime!

--------------------------------------------------------------------------

VOTE BY INTERNET
It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/nufo

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/nufo anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                   DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

-------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1,2 AND 3.
-------------------------------------------------------------------------------

1. Election of two directors for a three-year term.
   NOMINEE: (01) Dr. Winston S. Fu and (02) R. Clark Harris


   [ ] FOR BOTH NOMINEES

   [ ] WITHHELD FROM BOTH NOMINEES

   [ ]
      --------------------------------------
      For all nominees except as noted above

2. The Appointment of Ernst & Young LLP as Independent Auditors.

   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1 AND 2 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.


Signature:                Date:        Signature:                  Date:
          ---------------      -------           -----------------      -------